Exhibit 4.1 Specimen Common Stock Certificate

FRONT SIDE OF CERTIFICATE
                                  ADA-ES, INC.
              Incorporated Under the Laws of the State of Colorado
                           COMMON STOCK - NO PAR VALUE

NUMBER                                                      SHARES

               (Company Logo)               CUSIP _______________
                                             See Reverse for certain Definitions

This is to Certify that __________________
Is the Owner of _______________________
     FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE OF
                                  ADA-ES, INC.
transferable only on the books of the Corporation by the holder hereof in person or by authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation and all amendments thereto, copies of which are on file in the office of the Corporation, and the holder hereof, by acceptance of this certificate, consents to and agrees to be bound by all of said provisions. This certificate is not valid unless countersigned by the transfer agent and Registrar.
WITNESS the facsimile seal of the corporation and the facsimile signatures of its duly authorized officers.

Dated: ______________________

/s/ Mark H. McKinnies                            /s/ Michael D. Durham
---------------------                            ---------------------
Secretary/Treasurer                              President

                           (facsimile Corporate Seal)

REVERSE SIDE OF CERTIFICATE

                                   ADA-ES.INC.

                 TRANSFER FEE: $30.00 PER NEW CERTIFICATE ISSUED

     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

     The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common             UNIF GIFT MIN ACT -....Custodian.....
TEN ENT - as tenants by the entireties           (Cust) (Minor)
JT TEN - as joint tenants with right of    under Uniform Gifts to Minors
         survivorship and not as tenants   Act....................... in common
                                                     (State)
Additional abbreviations may also be used though not in the above list.

================================================================================

For Value Received, _______________________________________ hereby sell, assign and transfer unto Please insert Social Security or other identifying number of assignee _________________________________
_____________________________________________________________________________
(Please print or typewrite name and address, including zip code of assignee) _____________________________________________________________________ Shares of
Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________________
attorney-in-fact to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated ______________________

________________________________________________________________________________
NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatsoever.

Signatures(s) Guaranteed: ______________________________

The signature(s) should be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loans Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.